VANGUARD
FLORIDA INSURED
TAX-FREE FUND

Annual Report
November 30, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

[PHOTO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]
John J. Brennan
President

[PHOTO]
John C. Bogle
Chairman

CONTENTS

A Message To Our Shareholders ......................  1
The Markets In Perspective .........................  4
Report From The Adviser ............................  6
Portfolio Profile ..................................  8
Performance Summary ................................ 10
Financial Statements ............................... 11
Report Of Independent Accountants .................. 20

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

DEAR SHAREHOLDER,

During the twelve months ended November 30--Vanguard Florida Insured Tax-Free Fund's 1997 fiscal year--the prices of tax-exempt bonds edged higher, reflecting a modest decline in long-term interest rates in the face of continued mild inflation. Short-term interest rates, on the other hand, moved slightly higher.

--------------------------------------------------------------------
                                     COMPONENTS OF TOTAL RETURN
                                 FISCAL YEAR ENDED NOVEMBER 30, 1997
                                 -----------------------------------
                                  INCOME        CAPITAL       TOTAL
--------------------------------------------------------------------
Insured Tax-Free Fund             +5.2%          +1.3%        +6.5%
--------------------------------------------------------------------

     In this environment, our Fund's +6.5% return matched that of its average peer. The table at right presents our twelve-month return, as well as its income and capital components.

     Our total return (capital change plus reinvested dividends) is based on a change in net asset value from $11.07 per share on November 30, 1996, to $11.21 per share on November 30, 1997, adjusted for dividends totaling $0.561 per share from net investment income. At the end of the fiscal year, the Fund's yield stood at 4.70%.

FISCAL 1997 PERFORMANCE OVERVIEW

Steady economic growth teamed with low inflation to create a near-perfect environment for investors over the past twelve months. Interest rates began the period heading higher, a climb that was punctuated in March when the Federal Reserve Board raised its target for short-term rates by 25 basis points. However, that small increase was the only Fed action of the year. After peaking in mid-April, the yield on the benchmark U.S. Treasury long-term bond headed down to end the twelve months at 6.05%, more than one full percentage point lower than its apex of 7.17% on April 14. Yields on high-grade, long-term municipal bonds ended the period at 5.36%, down from 5.66% at the end of November 1996.

     While the economic environment was kind to bonds, it truly worked wonders for equities. Low inflation, continued strong growth in corporate earnings, and a record level of consumer confidence combined to drive stocks upward. Despite a severe shock in late October, the Standard & Poor's 500 Composite Stock Price Index posted a return of +28.5% for the fiscal year ended November 30.

     This year's generally placid interest-rate environment marked the second straight year of relative tranquillity in the bond market. However, we need not look far back for evidence that calm is by no means a constant in the bond market. During fiscal 1995, bond prices soared as interest rates fell sharply. Just the opposite was true during 1994 when the bond market suffered one of its worst years ever. For bond fund investors, the important lesson is that fluctuations in bond (and bond fund) prices, which can have a significant impact on bond fund returns from year to year, tend to wash away over longer periods, leaving the rate of interest income--the coupon--as the dominant source of long-term returns.

     The +6.5% annual total return for the Florida Insured Tax-Free Fund equaled that of the average Florida municipal bond fund, but fell behind the +7.2% return of the Lehman Brothers Municipal Bond Index. This "all-state" Index is a tough standard for any single state tax-free fund existing, as it does, outside the real world of operating expenses and transaction costs. Our total return received a slight boost from the price increase engendered by the decrease in interest rates, but the lion's share of our return during the twelve months came from interest income.

THE MUNICIPAL BOND TAX ADVANTAGE

Because the income earned by our Fund is exempt from federal income taxes, investors in the Florida Insured Tax-Free Fund who are taxed at the highest marginal tax rate can earn 46% more after-tax income than they could in a comparable long-term taxable bond fund. Put another way, a yield of 5.4% on a tax-exempt long-term portfolio would be the equivalent of a 8.9% taxable yield to Florida taxpayers subject to the highest tax rate. This advantage is truly remarkable as reflected in the adjacent table, which generally compares the annual net income earned on tax-exempt and taxable securities as of November 30, 1997, assuming a $100,000 investment.

-----------------------------------------------------------------
                                  ILLUSTRATION OF INCOME ON A
                                HYPOTHETICAL $100,000 INVESTMENT
-----------------------------------------------------------------
Taxable gross income                          $6,100
Less taxes (39.6%)                            (2,400)
Net after-tax income                           3,700
----------------------------------------------------------------
Tax-exempt income                             $5,400
----------------------------------------------------------------
Tax-exempt income advantage                   $1,700
----------------------------------------------------------------
Percentage advantage                             46%
----------------------------------------------------------------

The illustration assumes current yields (as of November 30, 1997) of 6.1% for long-term U.S. Treasury bonds and 5.4% for long-term municipals. The tax adjustment assumes the top federal tax rate of 39.6%; local taxes are not considered. The illustration is not intended to represent future results.

     We emphasize that these examples ignore two important differences in credit quality between state-specific municipal bond funds and U.S. Treasury bond funds: (1) Treasuries are backed by the full faith and credit of the U.S. government; and (2) state-specific municipal bond funds incur a significant risk by concentrating assets in securities from a particular economic region.

     For our Fund, the added credit risk is substantially mitigated by private insurance, which, in effect, guarantees the full payment of annual income and the return of principal at maturity for the municipal bonds we hold.

LONG-TERM PERFORMANCE OVERVIEW

The accompanying table compares the Fund's performance with that of its average peer over the more than five years since the Fund's inception. It also illustrates our performance edge over our competitors--a difference we call the "Vanguard Advantage."

-------------------------------------------------------------------------------------
                                                TOTAL RETURNS
                                   SEPTEMBER 1, 1992,* TO NOVEMBER 30, 1997
                         ------------------------------------------------------------
                                AVERAGE                    FINAL VALUE OF A
                              ANNUAL RATE            $10,000 INITIAL INVESTMENT**
                         ---------------------    -----------------------------------
                                      AVERAGE                  AVERAGE
                         VANGUARD    COMPETING    VANGUARD    COMPETING     VANGUARD
                           FUND        FUND         FUND        FUND        ADVANTAGE
-------------------------------------------------------------------------------------
Insured Tax-Free Fund     +7.7%        +6.7%      $14,779      $14,036        $743
-------------------------------------------------------------------------------------

 *Fund inception.

**Total Return, assuming reinvestment of all income dividends and capital gains distributions.

     Our expense-ratio advantage over our typical competitor plays a key role in our performance advantage. Our Fund maintains an expense ratio (annual expenses as a percentage of average net assets) of about 0.20%, compared with the 1.04% expense ratio of the average competitive long-term state tax-free fund. This cost savings versus our competitors, which flows directly to our shareholders, has been available year after year, and we expect it to continue to aid us in our goal of providing returns that exceed those of our average competitor. Vanguard Fixed Income Group plays a key role too, managing the Fund ably and maintaining a level of investment quality that we believe is without peer in the industry.

     Over the past several years--indeed, on balance for more than 15 years--bond investors have benefited from returns that are above longer-term averages. Because long-term yields are at lower levels today than for most of the recent past, it is virtually certain that returns for the next decade will not match those of the past decade.

IN SUMMARY

Bond investors have enjoyed a long period of generally declining interest rates, while stock investors have experienced a stretch that is nothing short of remarkable. But a sensible investor understands that the financial markets are not a one-way street. Risk is an ever-present element of investing, even when the markets are providing generous rewards.

     That said, the greatest risk is not investing in the first place. We believe that a sound method for dealing with risk is to construct a balanced investment program of stock funds, bond funds, and reserves, one that is suited to your objectives, financial situation, tolerance for risk, and time horizon. If you have such a program in place, you should be prepared to "stay the course" toward your investment goals, no matter what lies ahead.


/s/ JOHN C. BOGLE                                       /s/ JOHN J. BRENNAN

John C. Bogle                                           John J. Brennan
Chairman of the Board                                   President

December 17, 1997

THE MARKETS IN PERSPECTIVE
Year Ended November 30, 1997

U.S. EQUITY MARKETS

The fiscal year ended November 30 tested investors' mettle on a number of occasions, but most ended on a positive note. The increasingly global nature of investing has rarely been more in evidence than it was over the period. Turmoil in Southeast Asia raised serious questions about future growth in the region and, significantly, called into question the earnings outlook for U.S. companies with exposure there.

     Over the 12 months, large-capitalization stocks continued their advance, propelling the S&P 500 Index to a 28.5% gain. Small-cap stocks also fared well, as illustrated by the 23.4% increase of the Russell 2000 Index. These gains withstood a rocky October, when the sharp declines in Asian markets led many investors to question their expectations regarding U.S. equities. Although the domestic market dropped substantially--the Dow Jones Industrial Average fell 554 points, or 7.2%, on October 27--it then rebounded smartly over the next few days.

     Among large-cap stocks, the financial services sector was again one of the best performers, with an increase of 34.8% in fiscal 1997. Also noteworthy was a November surge in utility stocks, which brought that sector's 12-month return up to 34.5%. Utilities, those seemingly perennial cellar-dwellers, were boosted by a drop in interest rates and by a general consensus that their valuations at last adequately reflected the risks associated with the new competitive landscape. In the final quarter of the fiscal year, utility stocks jumped 23.6%, roughly three times the return generated by the S&P 500 Index (6.7%). In sharp contrast were a number of market sectors that felt the brunt of the disarray in Asian economies and--while showing positive gains for the year--turned in negative fourth fiscal quarters. As the fiscal year ended, there were growing indications from technology and manufacturing companies that the economic distress in Southeast Asia would likely reduce their current and future earnings.

-----------------------------------------------------------------------------
                                               AVERAGE ANNUALIZED RETURNS
                                             PERIODS ENDED NOVEMBER 30, 1997
                                            ---------------------------------
                                            1 YEAR       3 YEARS      5 YEARS
-----------------------------------------------------------------------------
EQUITY
   S&P 500 Index                             28.5%        31.1%        20.2%
   Russell 2000 Index                        23.4         22.7         16.8
   MSCI EAFE Index                           -0.1          6.5         11.6
-----------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                7.6%        10.3%         7.6%
   Lehman 10-Year Municipal Bond Index        7.1         10.3          7.5
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                5.2          5.4          4.7
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.8%         2.6%         2.6%
-----------------------------------------------------------------------------

     While small-company stocks failed to match the outsized advance of the S&P 500 Index, their performance grew notably stronger in the second half of the fiscal year. For the year, the Russell 2000 Index gained 23.4%. During the second six months, the Russell 2000's 13.8% essentially matched the S&P 500's 13.6%. The improved performance of smaller companies cannot be attributed to any single factor, but is, rather, due to a combination of attractive valuations and good earnings.

U.S. FIXED-INCOME MARKETS

Bonds were overshadowed by stocks for much of the year. Investors' returns from bonds, however, were quite respectable. As the year progressed, investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. As a result, when interest rates dipped noticeably toward the fiscal year's end, they fell furthest for issues with the longest maturities. The yield on the 30-year U.S. Treasury bond closed the fiscal year at 6.05%, compared to 6.35% on November 30, 1996. Falling rates flattened the yield curve considerably: Only 0.85% separated the yield on Treasury bills from the yield on the 30-year issue, down from a spread of 1.22% at the previous fiscal year-end.

     The positive effect of the yield drop on bond prices was apparent in the 7.6% return of the Lehman Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as shown by the 12.6% gain of the Lehman High Yield Bond Index. The strength of the economy, together with the lack of inflationary pressure, produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the fiscal year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 26.3% in U.S. dollar terms; the index fell 17.3% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 24.5%, including a 16.1% drop in the fourth quarter; Hong Kong, down 25%; Malaysia, down 68%; and Singapore, down 23%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries. Because the values of many of these currencies had been linked to the U.S. dollar, their fall caused it to appreciate greatly--so much so that Asian businesses soon found it difficult to purchase American-made products and to repay dollar-denominated loans. This situation raised questions about how the region's economic growth would be affected. Related worries focused on imprudent aspects of various countries' financial systems and the probability of corporate bankruptcies. In short, there was no place to hide.

     By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and recovered in November. The MSCI Europe Index posted a gain of 21.8% for the 12 months. The robust character of the European markets reflects strong corporate earnings and optimism that the European Monetary Union will provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM THE ADVISER

Long-term tax-exempt bonds enjoyed a light tailwind in the 12 months ended November 30, 1997, the fiscal year for Vanguard Florida Insured Tax-Free Fund. A slight decline in bond yields raised the prices of existing bonds, augmenting returns from interest income.

     As in the previous fiscal year, most of our return represented coupon income derived from Fund holdings. Because of Vanguard's characteristically low expense ratio--0.19% of average net assets in fiscal 1997--the vast majority of the gross interest collected by the Fund flows through to shareholders.

     During the fiscal year, yields on 30-year high-quality municipal securities fell 0.20 percentage point, from 5.45% to 5.25%. In comparison, the yield on the 30-year U.S. Treasury bond declined 0.30 percentage point, from 6.35% to 6.05%. Despite the relatively narrow difference between yields at the beginning and end of the year, the path was far from direct.

     During the first half of the year, robust expansion of the U.S. economy and steady job growth caused concern among fixed-income investors that inflation would accelerate. Yields rose, and in April the yield on the 30-year Treasury bond peaked at 7.17%. However, inflation remained in check, and investors came to welcome the economy's steady growth as sustainable without upward price pressure. This led to a rally in bond prices after midyear. Later, the bond market got an additional boost from a dramatic meltdown in Asian currency and equity markets. This instability triggered a "flight to quality" in which many investors bought U.S. Treasury securities, pushing yields even lower. (A "flight to quality" is a movement of capital to the safest investments as people seek to protect themselves from loss during an unsettling period in a market.)

     Two factors in the tax-exempt bond market have led to tightened yield differentials between bond sectors. First, the current environment of low interest rates has prompted many fixed-income investors to stretch for additional yield by purchasing low-quality securities. This additional demand has reduced the interest-rate premium that investors normally require before they will buy bonds of poorer credit quality. Second, the increased use of municipal bond insurance by issuers to boost the credit quality of their securities reduced the availability of low-investment-grade securities. Today, approximately 50% of all new municipal bond issues are insured and carry an AAA rating.

     The combination of increased demand for and diminished supply of lower-quality securities has caused a dramatic decline in the yield spreads between tax-exempt bonds of higher and lower credit quality. For example, at the beginning of fiscal 1997, an investor could receive 0.75 percentage point of additional income for purchasing the lowest-quality investment-grade municipal bond rather than the highest-quality bond. By November 30, that spread had fallen to only 0.35 percentage point. We do not expect a continued tightening of quality spreads, but we cannot predict when spreads might widen. In the meantime, shareholders in the Fund are getting the highest credit quality while giving up very little in incremental yield.

     Vanguard's low-cost structure proved its value during the fiscal year as investors tended to stretch further for yield and reduced their credit protection. The powerful advantage of our low expense ratio--0.19% versus 1.04% for the average long-term state tax-free fund--allows more tax-exempt investment income to flow directly to shareholders without requiring us to incur higher credit risk. Cost has been especially important in recent years when income, not capital change, has accounted for the majority of return for fixed-income investments. Over the long-term, low expenses correlate directly with superior portfolio performance.

     In summary, we think that the current environment bodes well for tax-exempt investors. With moderate economic growth and subdued inflation, fixed-income investments offer a consistent, durable return, which provides an important anchor to windward in a diversified portfolio. In this realm, the Fund offers the advantages of low expenses, high credit quality, and income that is exempt from both state and federal taxes. It is a combination difficult to surpass.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

December 19, 1997

INVESTMENT PHILOSOPHY

The Fund reflects a belief that a high level of current income exempt from federal income tax and Florida's intangible personal property tax can be achieved by investing primarily in long-term insured bonds issued by state, county, and municipal governments in Florida.

PORTFOLIO PROFILE
Florida Insured Tax-Free Fund

This Profile provides a snapshot of the Fund's characteristics as of November 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Number of Issues                                       129
Yield                                                 4.7%
Yield to Maturity                                     4.8%
Average Coupon                                        5.8%
Average Maturity                                10.8 years
Average Quality                                        AAA
Average Duration                                 7.5 years
Expense Ratio                                        0.19%
Cash Reserves                                         0.0%
----------------------------------------------------------

INVESTMENT FOCUS
----------------------------------------------------------

[CHART]

VOLATILITY MEASURES
----------------------------------------------------------
                           FLORIDA INSURED          LEHMAN
                             TAX-FREE FUND          INDEX*
----------------------------------------------------------
R-Squared                             0.94            1.00
Beta                                  1.22            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
----------------------------------------------------------
AAA                                                  93.9%
AA                                                    6.1
A                                                     0.0
BBB                                                   0.0
BB                                                    0.0
B                                                     0.0
Not Rated                                             0.0
----------------------------------------------------------
Total                                               100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
----------------------------------------------------------
Under 1 Year                                          3.8%
1-5 Years                                            13.3
5-10 Years                                           36.5
10-20 Years                                          38.1
20-30 Years                                           8.3
Over 30 Years                                         0.0
----------------------------------------------------------
Total                                               100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and SP-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PERFORMANCE SUMMARY
Florida Insured Tax-Free Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 1, 1992-NOVEMBER 30, 1997

-------------------------------------------------------
            FLORIDA INSURED TAX-FREE FUND       LEHMAN*
FISCAL     CAPITAL    INCOME        TOTAL        TOTAL
YEAR       RETURN     RETURN       RETURN       RETURN
-------------------------------------------------------
1992         1.6%       1.2%         2.8%         1.8%
1993         6.9        5.5         12.4         11.1
1994       -11.0        4.9         -6.1         -5.2
1995        13.8        6.3         20.1         18.9
1996         1.2        5.3          6.5          5.9
1997         1.3        5.2          6.5          7.2
-------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: SEPTEMBER 1, 1992-NOVEMBER 30, 1997
--------------------------------------------------------------------------------

[CHART]

---------------------------------------------------------------
           Florida Insured
              Tax-Free       Average Florida   Lehman Municipal
                Fund         Municipal Fund       Bond Index
---------------------------------------------------------------
1992 08         10000            10000              10000
1992 11         10284            10196              10179
1993 02         11020            10901              10778
1993 05         11087            10930              10833
1993 08         11489            11382              11257
1993 11         11558            11442              11307
1994 02         11621            11463              11375
1994 05         11403            11063              11100
1994 08         11500            11145              11277
1994 11         10855            10475              10716
1995 02         12057            11514              11593
1995 05         12475            12077              12115
1995 08         12465            12008              12278
1995 11         13031            12592              12742
1996 02         13230            12645              12874
1996 05         12950            12475              12669
1996 08         13241            12614              12921
1996 11         13872            13183              13492
1997 02         13921            13187              13584
1997 05         14066            13405              13718
1997 08         14440            13685              14116
1997 11         14779            14036              14459
---------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED NOVEMBER 30, 1997
                                           ---------------------------------
                                                                      SINCE       FINAL VALUE OF A
                                           1 YEAR       5 YEARS     INCEPTION    $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------
Florida Insured Tax-Free Fund               6.54%        7.52%        7.73%            $14,779
Average Florida Municipal Fund              6.47         6.60         6.67              14,036
Lehman Municipal Bond Index                 7.17         7.27         7.28              14,459
---------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                 INCEPTION                                -------------------------------
                                                   DATE         1 YEAR      5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
Florida Insured Tax-Free Fund                    9/1/1992        9.21%       7.71%         2.38%        5.42%       7.80%
-------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
November 30, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE       MARKET
                                                                                 MATURITY              AMOUNT       VALUE*
FLORIDA INSURED TAX-FREE FUND                                          COUPON        DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.2%)
--------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (93.4%)
Alachua County FL Health Fac. (Shands Teaching Hosp.)                   6.25%   12/1/2011 (1)        $  3,095   $   3,532
Alachua County FL Health Fac. (Shands Teaching Hosp.)                   6.25%   12/1/2016 (1)           8,695       9,843
Alachua County FL Health Fac. VRDO (Shands Teaching Hosp.)              3.85%   12/3/1997 (1)           3,000       3,000
Allegany FL Health System Rev. (St. Mary's Hosp.)                       5.00%   12/1/2012 (1)           7,380       7,372
Boynton Beach FL Utilities System                                       6.25%   11/1/2020 (3)           2,085       2,265
Boynton Beach FL Utilities System                                       6.25%   11/1/2020 (3)(ETM)        415         460
Brevard County FL Health Fac. (Holmes Medical Center)                  5.625%   10/1/2014 (1)           3,000       3,120
Broward County FL School                                                5.75%    7/1/2005 (2)           4,615       4,995
Broward County FL Solid Waste                                           5.75%    7/1/2013 (1)           4,130       4,308
Canaveral FL Port Auth.                                                 6.00%    6/1/2006 (3)           1,000       1,076
Charlotte County FL Utility System                                      6.75%   10/1/2013 (3)           2,750       3,130
Charlotte County FL Utility System                                     6.875%   10/1/2021 (3)           8,500       9,728
Collier County FL COP                                                   6.25%   2/15/2013 (4)          12,500      14,222
Coral Springs FL Improvement Dist. GO                                   6.00%    6/1/2010 (1)           2,300       2,557
Dade County FL Health Fac. Auth. (Baptist Hosp. Miami)                  5.25%   5/15/2013 (1)           5,500       5,547
Dade County FL School Board Certificates                                5.70%    8/1/2016 (2)           4,300       4,460
Dade County FL School GO                                                5.00%   2/15/2017 (1)          21,240      20,676
Dade County FL School GO                                                5.50%    8/1/2014 (1)           5,980       6,141
Dade County FL School GO                                               6.125%    6/1/2014 (1)           6,660       7,147
Dade County FL School GO                                               6.875%    8/1/2002 (1)           5,000       5,558
Dade County FL Seaport GO                                               6.25%   10/1/2001 (2)(Prere.)   2,000       2,162
Dade County FL Seaport GO                                               6.50%   10/1/2001 (2)(Prere.)   4,090       4,458
Dade County FL Solid Waste System Rev.                                  6.00%   10/1/2005 (2)           5,000       5,484
Dade County FL Solid Waste System Rev.                                  6.00%   10/1/2007 (2)           9,000       9,935
Dade County FL Water & Sewer System Rev.                                5.25%   10/1/2011 (3)           4,000       4,099
Dade County FL Water & Sewer System Rev.                                5.25%   10/1/2012 (3)           6,000       6,111
Dade County FL Water & Sewer System Rev.                                5.50%   10/1/2015 (3)           2,000       2,055
Dade County FL Water & Sewer System Rev.                                6.25%   10/1/2007 (3)           1,000       1,128

--------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE       MARKET
                                                                                 MATURITY              AMOUNT       VALUE*
FLORIDA INSURED TAX-FREE FUND                                          COUPON        DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Dade County FL Water & Sewer System Rev.                                6.25%   10/1/2009 (3)        $  1,500   $   1,705
Dade County FL Water & Sewer System Rev. VRDO                           3.80%   12/3/1997 (3)           3,393       3,393
Davie FL Water & Sewer                                                 6.375%   10/1/2012 (2)           2,500       2,880
Dunedin FL Utility System                                               6.75%   10/1/2008 (3)           1,115       1,314
Dunedin FL Utility System                                               6.75%   10/1/2010 (3)           2,465       2,916
Florida Dept. of Environmental Protection                               5.00%    7/1/1998 (2)           6,000       6,042
Florida Dept. of Environmental Protection                               5.50%    7/1/2000 (2)          14,095      14,592
Florida Dept. of Environmental Protection                               5.75%    7/1/2013 (2)           2,585       2,715
Florida Muni. Power Agency                                              6.25%   10/1/2002 (2)(Prere.)   4,500       4,963
Florida Muni. Power Agency VRDO (Stanton Project)                       3.90%   12/3/1997 (1)           1,800       1,800
Florida Muni. Power Agency (Tricity Project)                            5.00%   10/1/2010 (2)           4,340       4,359
Greater Orlando FL Aviation Auth.                                       6.10%   10/1/2006 (2)           2,500       2,709
Gulf Breeze FL Local Govt. Pooled Loan Program VRDO                     4.00%   12/4/1997 (3)          13,845      13,845
Hillsborough County FL IDA (Univ. Community Hosp.)                      6.50%   8/15/2019 (1)          14,600      17,168
Hillsborough County FL School Board COP                                 5.25%    7/1/2017 (1)          12,000      12,013
Hillsborough County FL School Board COP                                5.625%    7/1/2015 (2)           6,500       6,751
Indian River County FL Water & Sewer                                    5.25%    9/1/2018 (3)           6,415       6,390
Indian River County FL Water & Sewer                                    6.50%    9/1/2008 (3)           2,540       2,936
Jacksonville FL Capital Improvement (Gator Bowl Project)                5.50%   10/1/2019 (2)           5,850       5,923
Jacksonville FL Rev.                                                    5.50%   10/1/2012 (2)           4,900       5,040
Jacksonville FL Water & Sewer                                           5.00%   10/1/2020 (1)           2,650       2,751
Lakeland FL Electric & Water                                            6.00%   10/1/2014 (3)           2,000       2,226
Lakeland FL Electric & Water                                            6.50%   10/1/2009 (3)           4,000       4,644
Lee County FL Local Option Gas Tax Rev.                                 5.50%   10/1/2009 (1)           2,000       2,054
Lee County FL School Board COP                                          6.00%    8/1/2007 (4)           5,820       6,445
Lee County FL School Board COP                                          6.00%    8/1/2008 (4)           6,180       6,792
Marion County FL Hosp. Dist. (Munroe Regional Medical Center)           6.20%   10/1/2007 (3)           1,000       1,088
Melbourne FL Water & Sewer                                             6.375%   10/1/2012 (3)           1,000       1,092
Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)            6.125%  11/15/2014 (4)           1,250       1,330
Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)             6.25%  11/15/2008 (4)           2,000       2,183
Miami FL GO                                                             5.90%   12/1/2008 (3)           1,000       1,103
Miami FL GO                                                             6.00%   12/1/2009 (3)           1,380       1,532
Naples FL Hosp. Rev.                                                    5.50%   10/1/2016 (1)           2,250       2,292
North Broward FL Hosp. Dist. Rev.                                       5.25%   1/15/2017 (1)           3,500       3,479
North Broward FL Hosp. Dist. Rev.                                      5.375%   1/15/2013 (1)           1,750       1,792
North Broward FL Hosp. Dist. Rev.                                       5.75%   1/15/2007 (1)           2,560       2,773
Ocala FL Water & Sewer                                                  5.50%   10/1/2015 (2)           4,550       4,700
Ocala FL Water & Sewer                                                  6.00%   10/1/2005 (2)           2,565       2,829
Ocala FL Water & Sewer                                                  6.00%   10/1/2010 (2)           2,435       2,708
Orange County FL COP                                                   5.375%    8/1/2017 (1)           7,590       7,675
Orange County FL COP                                                    6.00%    8/1/2011 (1)           6,000       6,526
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group)       5.25%  11/15/2020 (2)           3,000       2,957
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group)       5.50%  11/15/2015 (2)           1,250       1,288
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group)       6.25%  11/15/2008 (2)           4,570       5,076
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group)       6.25%  11/15/2010 (2)           6,015       6,564
Orange County FL Health Fac. Auth. (Orlando Regional Health)            6.25%   10/1/2009 (1)           6,980       7,899
Orange County FL Health Fac. Auth. (Orlando Regional Health)            6.25%   10/1/2010 (1)           7,435       8,405
Orange County FL Health Fac. Auth. (Orlando Regional Health)            6.25%   10/1/2011 (1)           3,910       4,427
Orange County FL Health Fac. Auth. (Orlando Regional Health)            6.25%   10/1/2013 (1)           2,465       2,796
Orange County FL Health Fac. Auth. (Orlando Regional Health)            6.25%   10/1/2016 (1)           5,500       6,244
Orange County FL Health Fac. Auth. (Orlando Regional Health)            6.25%   10/1/2018 (1)           2,700       3,080
Orange County FL Solid Waste                                           6.375%   10/1/2017 (3)           3,500       3,837
Orange County FL Tourist Dev.                                           5.90%   10/1/2010 (1)           1,250       1,381
Orange County FL Tourist Dev.                                           6.50%   10/1/2019 (2)           4,000       4,455
Orlando & Orange County FL Expressway Auth.                            5.375%    7/1/2011 (2)           5,000       5,133
Orlando & Orange County FL Expressway Auth.                             6.50%    7/1/2010 (3)           2,000       2,318
Osceola County FL Gas Tax Rev.                                          5.90%    4/1/2008 (3)           1,805       1,937
Palm Beach County FL Criminal Justice Fac.                             5.375%    6/1/2007 (3)           5,280       5,596
Palm Beach County FL Criminal Justice Fac.                             5.375%    6/1/2008 (3)           2,375       2,523
Palm Beach County FL Criminal Justice Fac.                             5.375%    6/1/2011 (3)           1,120       1,178

--------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE       MARKET
                                                                                 MATURITY              AMOUNT       VALUE*
                                                                       COUPON        DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Palm Beach County FL Criminal Justice Fac.                              7.20%    6/1/2015 (3)        $  3,000   $   3,756
Palm Beach County FL Solid Waste Auth.                                  6.00%   10/1/2007 (2)          10,000      11,106
Palm Beach County FL Solid Waste Auth.                                  6.00%   10/1/2008 (2)          17,395      19,391
Pinellas County FL Health Fac. Auth. (Morton Plant Hosp.)               5.25%  11/15/2012 (1)           2,705       2,742
St. Lucie County FL Utility System                                      5.50%   10/1/2015 (3)(ETM)      5,000       5,163
St. Lucie County FL Utility System                                      6.00%   10/1/2020 (3)(ETM)+     3,165       3,422
St. Lucie County FL Utility System                                      6.00%    9/1/2024 (3)          11,750      12,838
St. Lucie County FL Utility System                                      6.50%   10/1/2008 (1)(ETM)      4,910       5,598
Sarasota County FL Utility System                                       5.75%   10/1/2012 (3)           4,325       4,511
Sarasota County FL Utility System                                       7.00%   10/1/2009 (3)           6,260       7,537
Seacoast FL Utility Auth.                                               5.00%    3/1/2019 (3)           7,450       7,176
Seacoast FL Utility Auth.                                               5.50%    3/1/2010 (3)           2,500       2,570
Seacoast FL Utility Auth.                                               5.50%    3/1/2013 (3)           4,000       4,080
Seacoast FL Utility Auth.                                               5.50%    3/1/2017 (3)           2,400       2,526
Seacoast FL Utility Auth.                                               5.50%    3/1/2019 (3)           1,595       1,679
Seminole County FL School Board COP                                    6.125%    7/1/2014 (1)           1,000       1,076
Seminole County FL School Board COP                                    6.125%    7/1/2019 (1)           2,500       2,680
Seminole County FL School Board COP                                     6.50%    7/1/2004 (1)(Prere.)   2,750       3,098
Seminole County FL Water & Sewer Rev.                                   6.00%   10/1/2009 (1)           1,800       2,009
Seminole County FL Water & Sewer Rev.                                   6.00%   10/1/2012 (1)           5,000       5,575
Seminole County FL Water & Sewer Rev.                                   6.00%   10/1/2019 (1)           7,500       8,372
Sunrise FL Utility System                                               5.75%   10/1/2016 (2)           2,000       2,092
Tamarac FL Water & Sewer Utility                                        5.90%   10/1/2011 (3)           3,980       4,397
Tampa FL Hillsborough County Expressway Auth.                           6.00%    7/1/2004 (2)           4,980       5,440
Tampa FL Hillsborough County Expressway Auth.                           6.50%    7/1/2002 (2)           4,130       4,521
Tampa FL Hillsborough County Expressway Auth.                           6.50%    7/1/2003 (2)           4,770       5,282
Tampa FL Water & Sewer                                                  6.25%   10/1/2002 (3)(Prere.)   7,395       8,065
Tampa FL Water & Sewer                                                  6.25%   10/1/2012 (3)           5,805       6,263
Titusville FL Water & Sewer                                             6.00%   10/1/2024 (1)           2,500       2,662
West Palm Beach FL Public Service Tax                                  6.125%    3/1/2002 (1)(Prere.)   1,560       1,688
                                                                                                                ----------
                                                                                                                  576,446
                                                                                                                ----------
NONINSURED (6.8%)
Florida Board of Educ.                                                  5.00%    6/1/2012               6,000       5,994
Florida Board of Educ.                                                  6.75%    4/1/2001 (Prere.)      2,000       2,183
Florida State Housing Finance Agency                                    6.25%    7/1/2011               1,680       1,778
Florida State Housing Finance Agency                                    6.35%    7/1/2014               2,115       2,238
Gainesville FL Utility System                                           6.50%   10/1/2012               1,500       1,741
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)        3.80%   12/2/1997               1,100       1,100
Jacksonville FL Electric Auth.                                          6.00%   10/1/2004               6,150       6,737
Orlando FL Utilities Comm.                                              6.75%   10/1/2017              11,700      14,058
Tallahassee FL Consolidated Utility System                              6.20%   10/1/2019               2,000       2,167
OUTSIDE FLORIDA:
Puerto Rico Govt. Dev Bank VRDO                                         3.80%   12/3/1997 LOC           3,800       3,800
                                                                                                                ----------
                                                                                                                   41,796
                                                                                                                ----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $582,203)                                                                                                618,242
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               10,075
Liabilities                                                                                                       (11,246)
                                                                                                                ----------
                                                                                                                   (1,171)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 55,033,463 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                       $617,071
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $11.21
==========================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with a value of $1,514,000 have been segregated as initial margin for open futures contracts.

For explanations of abbreviations and other references, see page 14.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT           PER
FLORIDA INSURED TAX-FREE FUND                                                                          (000)         SHARE
--------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                     $586,753       $10.66
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses--Note E                                                               (5,718)        (.10)
Unrealized Appreciation (Depreciation)--Note F
   Investment Securities                                                                              36,039          .65
   Futures Contracts                                                                                      (3)          --
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $617,071       $11.21
==========================================================================================================================

KEY TO ABBREVIATIONS

COP--Certificate of Participation.
GO--General Obligation.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------------------------------------------------
                                                                                           FLORIDA INSURED TAX-FREE FUND
                                                                                            YEAR ENDED NOVEMBER 30, 1997
                                                                                                                   (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                                                                    $29,386
                                                                                                             -----------
        Total Income                                                                                             29,386
                                                                                                             -----------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                                                                 82
        Management and Administrative                                                                               785
        Marketing and Distribution                                                                                  137
    Custodian Fees                                                                                                   11
    Auditing Fees                                                                                                     7
    Shareholders' Reports                                                                                            14
    Trustees' Fees and Expenses                                                                                       1
                                                                                                             -----------
        Total Expenses                                                                                            1,037
        Expenses Paid Indirectly--Note C                                                                            (11)
                                                                                                             -----------
        Net Expenses                                                                                              1,026
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                            28,360
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                                      479
    Futures Contracts                                                                                            (2,668)
------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS                                                                                                (2,189)
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                         9,745
    Futures Contracts                                                                                                (3)
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                  9,742
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                            $35,913
========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                                                            FLORIDA INSURED TAX-FREE FUND
                                                                                               YEAR ENDED NOVEMBER 30,
                                                                                           ------------------------------
                                                                                                 1997                1996
                                                                                                (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                  $  28,360           $  23,710
    Realized Net Gain (Loss)                                                                  (2,189)              1,876
    Change in Unrealized Appreciation (Depreciation)                                           9,742               4,311
                                                                                           ------------------------------
        Net Increase in Net Assets Resulting from Operations                                  35,913              29,897
                                                                                           ------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                    (28,360)            (23,710)
    Realized Capital Gain                                                                         --                  --
                                                                                           ------------------------------
        Total Distributions                                                                  (28,360)            (23,710)
                                                                                           ------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                   238,250             207,879
    Issued in Lieu of Cash Distributions                                                      18,246              15,310
    Redeemed                                                                                (162,027)           (137,644)
                                                                                           ------------------------------
        Net Increase from Capital Share Transactions                                          94,469              85,545
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                           102,022              91,732
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                        515,049             423,317
                                                                                           ------------------------------
    End of Year                                                                             $617,071            $515,049
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                    21,630              19,106
    Issued in Lieu of Cash Distributions                                                       1,654               1,413
    Redeemed                                                                                 (14,772)            (12,696)
                                                                                           ------------------------------
        Net Increase in Shares Outstanding                                                     8,512               7,823
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                             FLORIDA INSURED TAX-FREE FUND
                                                                                YEAR ENDED NOVEMBER 30,
                                                              -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997         1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $11.07       $10.94      $  9.61       $10.86       $10.16
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .561         .550         .560         .550         .537
    Net Realized and Unrealized Gain (Loss) on Investments      .140         .130        1.330       (1.180)        .700
                                                              -----------------------------------------------------------
        Total from Investment Operations                        .701         .680        1.890        (.630)       1.237
                                                              -----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.561)       (.550)       (.560)       (.550)       (.537)
    Distributions from Realized Capital Gains                     --           --           --        (.070)          --
                                                              -----------------------------------------------------------
        Total Distributions                                    (.561)       (.550)       (.560)       (.620)       (.537)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $11.21       $11.07       $10.94      $  9.61       $10.86
=========================================================================================================================

TOTAL RETURN                                                   6.54%        6.45%       20.05%       -6.08%       12.38%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $617         $515         $423         $284         $269
    Ratio of Total Expenses to Average Net Assets              0.19%        0.19%        0.21%        0.22%        0.21%
    Ratio of Net Investment Income to Average Net Assets       5.10%        5.09%        5.33%        5.31%        5.01%
    Portfolio Turnover Rate                                      13%          19%          20%          43%          34%
-------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Florida Insured Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At November 30, 1997, the Fund had contributed capital of $41,000 to Vanguard (included in Other Assets), representing 0.2% of Vanguard's capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1997, custodian fee offset arrangements reduced expenses by $11,000.

D. During the year ended November 30, 1997, the Fund purchased $178,413,000 of investment securities and sold $66,707,000 of investment securities, other than temporary cash investments.

E. Capital gains (losses) may be realized in a different time period for tax purposes than for financial reporting purposes. At November 30, 1997, the Fund had available a capital loss carryforward of $1,422,000 to offset future net capital gains through November 30, 2005.

F. At November 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $36,039,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

     At November 30, 1997, the aggregate settlement value of open futures contracts expiring in March 1998 and the related unrealized depreciation were:

            ----------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                         ---------------------------------
                                                                          AGGREGATE
                                                   NUMBER OF             SETTLEMENT            UNREALIZED
            FUTURES CONTRACTS                   SHORT CONTRACTS             VALUE             DEPRECIATION
            ----------------------------------------------------------------------------------------------
            U.S. Treasury Bond                        10                   $1,190                 $(3)
            ----------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Trustees of
Vanguard Florida Insured Tax-Free Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Florida Insured Tax-Free Fund (the "Fund") at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1998

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD FLORIDA INSURED TAX-FREE FUND

This information for the fiscal year ended November 30, 1997, is included pursuant to provisions of the Internal Revenue Code.

     The Fund designates 100% of its income dividends as exempt-interest dividends.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
   is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS

Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
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Index Trust
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   Growth Portfolio
   Small Capitalization Stock
     Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
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STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

BOND FUNDS

Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
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     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
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   Long-Term Portfolio
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Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS

Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
Treasury Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)

Q180-11/97
(C) 1998 Vanguard Marketing
    Corporation, Distributor

[VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

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1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.